UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported):  January 29, 2018

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	01-37484	47-3335141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On January 29, 2018, WestRock Company (“WestRock”) issued a press release announcing WestRock’s financial results for the first quarter of fiscal 2018. A copy of the press release is attached as Exhibit 99.1.

On January 29, 2018, WestRock hosted a conference call during which it discussed WestRock’s financial results for the first quarter of fiscal 2018 and other topics.  A transcript of the related online simulcast is attached as Exhibit 99.2.  The presentation used in connection with the conference call is attached as Exhibit 99.3.

The information provided pursuant to this Item 2.02, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated January 29, 2018 – WestRock Reports Fiscal 2018 First Quarter Results
99.2	Investor Presentation, dated January 29, 2018
99.3	Transcript dated January 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY (Registrant)

Date: January 29, 2018	By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice-President, General Counsel and Secretary